Execution Copy

PATENT SECURITY AGREEMENT

WHEREAS, FORTICELL BIOSCIENCE, INC., a Delaware corporation ("Grantor"), owns the Patents and Patent Applications listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses listed on Schedule l annexed hereto; and

WHEREAS, Grantor and Paul Royalty Fund, L.P., a Delaware limited partnership ("Grantee"), are parties to an Agreement dated as of September 22, 2008 (the "Sale Agreement"), pursuant to which, among other things, Grantee is selling, assigning, transferring and conveying to Grantor, and Grantor is purchasing from Grantee, all of Grantee's Securities (as defined in the Sale Agreement);

WHEREAS, pursuant to the terms of the Security Agreement dated as of September 22, 2008 (the "Security Agreement;" all capitalized terms defined in the Sale Agreement or the Security Agreement and not otherwise defined herein have the respective meanings provided for in the Sale Agreement or the Security Agreement), between Grantor and Grantee, Grantor has granted to Grantee a security interest as contemplated by the Security Agreement, including, without limitation, all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents, Patent applications and Patent Licenses, and all products and proceeds thereof (to the extent granted therein), to secure payment and performance of Grantor's obligations under the Sale Agreement and the other Obligations;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

(1) each U.S. Patent and Patent application included in the Intellectual Property, including, without limitation, each Patent and Patent application referred to in Schedule l annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business conducted in the U.S. connected with the use of, and symbolized by, each such Patent and Patent application;

(2) each Patent License, including, without limitation, each Patent License listed on Schedule 1 annexed hereto; and

(3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any such Patent, including, without limitation, any Patent referred to in Schedule 1 annexed hereto, any Patent issued pursuant to a Patent Application referred to in Schedule l and any patent licensed under any Patent License listed on Schedule 1 annexed hereto.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the 22nd day of September, 2008.

FORTICELL BIOSCIENCE, INC.

By:	/s/ Alan W. Schoenbart
Name: Alan W. Schoenbart
Title: Chief Executive Officer

Agreed and Accepted as of the
22nd day of September, 2008

PAUL ROYALTY FUND, L.P.

By:	Paul Capital Management, LLC,
its General Partner

	By:	Paul Capital Advisors, L.L.C.
Its Manager

		By:	/s/ Lionel Leventhal
Name: Lionel Leventhal
Title: Manager

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 22nd day of September, 2008 before me personally appeared Alan Schoenbart, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the _________ of Forticell Bioscience Inc., who being by me duly sworn, did depose and say that he is the __________ of Forticell Bioscience, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said corporation by order of its secretary; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

__________________________________
Notary Public

(Seal)

My commission expires:

Schedule I to Patent Security Agreement

PATENTS

OrCel® U.S. Patents	Title	Expiration

5282859/Re. 35399	Composite Living Skin Equivalent	02/01/11
6039760	Composite Living Skin Equivalent	02/01/11
6500464B2	Trilayered Collagen Construct	12/28/20
6638709	Processes for Making Cryopreserved Composite Living Constructs	10/28/21

PATENT APPLICATIONS

U.S. Patent Application Serial No. 09/749,226	Filing Date – December 27, 2000

U.S. Patent Application Serial No. 10/032,925	Filing Date – December 26, 2001

U.S. Patent Application Serial No. 10/032,929	Filing Date – December 26, 2001

PATENT LICENSES

None.